UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): November 30, 2018
FORUM ENERGY TECHNOLOGIES, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35504	61-1488595
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)
920 Memorial City Way, Suite 1000
Houston, Texas 77024
(Address of principal executive offices and zip code)
Registrant's telephone number, including area code: (281) 949-2500

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
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Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On December 3, 2018, Forum Energy Technologies, Inc. (the “Company”) announced that the Board of Directors (the “Board”) appointed C. Christopher Gaut, 62, as President and Chief Executive Officer, effective November 30, 2018. Mr. Gaut succeeds Prady Iyyanki, 48, who resigned as President and Chief Executive Officer and as a member of the Board on November 30, 2018.

Mr. Gaut has served as the Company’s Chairman of the Board since December 2017. Prior to that, from May 2017 to December 2017, he served as Executive Chairman of the Board, and as Chief Executive Officer from May 2016 to May 2017. From August 2010 to May 2016, he served as President, Chief Executive Officer and Chairman of the Board, and as one of the Company’s directors since December 2006. During 2018, Mr. Gaut has been employed by the Company pursuant to an agreement previously filed on the Company’s Current Report on Form 8-K dated February 21, 2018. Additional information about Mr. Gaut required under Items 401(b), (d) and (e) and Item 404(a) of Regulation S-K is contained on page five of the Company’s Definitive Proxy Statement for the 2018 Annual Meeting of Stockholders filed with the Securities and Exchange Commission on April 2, 2018, which is incorporated herein by reference (the “Proxy Statement”). In addition, Mr. Gaut is an investor in certain funds affiliated with L.E. Simmons & Associates, Incorporated (“LESA”), the ultimate general partner of the Company’s largest stockholder, including funds that own stock in the Company. In connection with the appointments disclosed herein, Mr. Gaut has resigned from his position as an industry advisor to LESA, as described in the Proxy Statement.

Any material changes to Mr. Gaut’s current compensatory arrangements in connection with his appointment as President and Chief Executive Officer will be disclosed after they have been finalized. The material terms of Mr. Iyyanki’s separation agreement are not different from the applicable terms of his employment agreement, previously filed on the Company’s Current Report on Form 8-K dated January 8, 2014, in the case of a termination without “Cause.”

In connection with Mr. Iyyanki’s resignation from his position as a director, the Board decreased its size from ten to nine directors, effective November 30, 2018. Mr. Gaut will continue to serve as the Chairman of the Board and will not serve on any of the Board’s standing committees.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 6, 2018	FORUM ENERGY TECHNOLOGIES, INC.
/s/ John C. Ivascu
John C. Ivascu
Vice President, Deputy General Counsel and Secretary